EX 24.1
                               POWERS OF ATTORNEY

                                                                    EXHIBIT 24.1

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

      Sept 14, 2000                            /s/ Edward H. Linde
      -------------                      ---------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         9/12/00                               /s/ David F. D'Alessandro
      -------------                      -------------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

    November 30, 2000                          /s/ R. Robert Popeo
    -----------------                    ---------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         9/14/00                                /s/ Richard F. Syron
      -------------                      ---------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

      13 Sept 2000                          /s/ Nelson S. Gifford
      -------------                      ---------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

      Sept 11 2000                             /s/ Michael C. Hawley
      -------------                      ---------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         9/14/00                               /s/ Robert J. Tarr, Jr.
      -------------                      -----------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         9/18/00                               /s/ John M. Connors, Jr.
      -------------                      ------------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

        10/6/2000                            /s/ Robert E. Fast
      -------------                      ---------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

    September 13, 2000                    /s/ Kathleen Foley Feldstein
    ------------------                   -----------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

       13 Sept 00                              /s/ Samuel W. Bodman
      -------------                      --------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

        9/15/2000                              /s/ Foster L. Aborn
      -------------                      ---------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         9/13/00                              /s/ Wayne A. Budd
      -------------                      ---------------------------
          Date                                     Director
                                                WAYNE A. BUDD

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         9/12/00                             /s/ Stephen L. Brown
      -------------                      ---------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         9/15/00                               /s/ I. MacAllister Booth
      -------------                      ------------------------------
          Date                                     Director

       John Hancock Variable Annuity and Variable Life Insurance Accounts

                                POWER OF ATTORNEY

      The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint Stephen L. Brown, David F. D'Alessandro, Thomas E. Moloney, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed for John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance account of John Hancock Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

   September 12, 2000                          /s/ Judith A. McHale
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          Date                                     Director